Exhibit 10.1

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (“Agreement”) is made and entered into as of the date set forth on the signature page of this Agreement by and between Far East Energy Corporation, a Nevada corporation (“Company”), and the individual or entity whose name appears on the signature page of this Agreement (“Purchaser”).

Preliminary Statement

The Purchaser desires to purchase and the Company desires to offer and sell to the Purchaser the number of Units (the “Units”) set forth opposite the Purchaser’s signature on the signature page of this Agreement, with each Unit consisting of five shares (the “Shares”) of the Company’s common stock, par value $0.001 per share (“Company Common Stock”), and warrants (“Warrants”) to purchase two shares of Company Common Stock (the “Warrant Shares”).

Agreement

The parties, intending to be legally bound, agree as follows:

ARTICLE 1

SALE OF UNITS

The Purchaser will purchase from the Company the number of Units at the price per Unit in cash set forth opposite the Purchaser’s signature on the last page of this Agreement (the total price paid for such Units, the “Total Purchase Price”). In consideration therefor the Company agrees to issue to the Purchaser the Shares and a certificated Warrant to purchase the Warrant Shares upon the receipt of funds in the amount of the Total Purchase Price. The Purchaser understands that the Company is under no obligation to sell any Units to the Purchaser unless the Company accepts and signs this Agreement. The Purchaser acknowledges that the Offering (defined below) is not being underwritten by the placement agent (the “Placement Agent”) named in the Prospectus Supplement (defined below) and that there is no minimum offering amount.

ARTICLE 2

CLOSING; DELIVERY

2.1 Closing. The closing (“Closing”) of the purchase and sale of the Units to the Purchaser hereunder shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent (such Closing Date to be the third business day following the date the Prospectus Supplement is filed with the Securities and Exchange Commission (the “Commission”) by the Company and the date this Agreement is signed, this settlement cycle being referred to as “T+3”, and of which the Purchaser will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). At the Closing, (a) the Company shall cause the transfer agent and warrant agent to deliver to the Purchaser the number of Shares and Warrants, respectively, that relate to the number of Units set forth on the signature page to this Agreement registered in the name of the Purchaser or, if so indicated on the Purchaser Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Purchaser and (b) the aggregate purchase price for the Units being purchased by the Purchaser will be delivered by or on behalf of the Purchaser to the Company.

2.2 Delivery of Shares. The manner of settlement of the Shares purchased by the Purchaser shall be determined by such Purchaser as follows (check one):

[ ]A.	Delivery by crediting the account of the Purchaser’s prime broker (as specified by such Purchaser on Exhibit A annexed hereto) with the Depository Trust Company (“DTC”) through its Deposit/Withdrawal At Custodian (“DWAC”) system, whereby Purchaser’s prime broker shall initiate a DWAC transaction on the Closing Date using its DTC participant identification number, and released by Corporate Stock Transfer, Inc., the Company’s transfer agent (the “Transfer Agent”), at the Company’s direction. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE PURCHASER AND THE COMPANY, THE PURCHASER SHALL:

(I)     direct the broker-dealer at which the account or accounts to be credited with the Shares are maintained to set up a DWAC instructing the Transfer Agent to credit such account or accounts with the Shares, AND

(II) arrange for the wire transfer on the Closing Date of the amount of funds equal to the aggregate purchase price for the shares being purchased by the Purchaser to the following account:

For Domestic Wires:

Account Name:
Account Number:

For International Wires:

Bank Name:
SWIFT Code:
Routing Number:
DDA Account:

Beneficiary Bank:
SWIFT Code:
Routing Number:

Beneficiary Information:

Account Name:
Account Number:
– OR –

[ ]B.	Delivery versus payment (“DVP”) through DTC (i.e., on the Closing Date, the Company shall deliver Shares registered in the Purchaser’s name and address as set forth below and released by the Transfer Agent to the Purchaser through DTC at the Closing directly to the account(s) at Pritchard Capital Partners, LLC (“Pritchard”), identified by the Purchaser; upon receipt of such Shares, Pritchard shall promptly electronically deliver such Shares to the Purchaser, and simultaneously therewith payment shall be made by Pritchard, as the case may be, by wire transfer to the Company). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE PURCHASER AND THE COMPANY, THE PURCHASER SHALL:

(I) NOTIFY PRITCHARD OF THE ACCOUNT OR ACCOUNTS AT PRITCHARD TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH PURCHASER, AND

(II)    CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT PRITCHARD TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE PURCHASER HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE PURCHASER.

IT IS THE PURCHASER’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER. IF THE PURCHASER DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE PURCHASER OR THE PURCHASER MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.

2.3 Delivery of Warrants. The Warrant to purchase the Warrant Shares will be delivered to the Purchaser at the address as specified by such Purchaser on Exhibit A within three (3) business days following the Closing Date.

ARTICLE 3

REPRESENTATIONS OF PURCHASER

3.1 Status as “Accredited Investor”. The Purchase represents and warrants that the Purchaser is an “Accredited Investor” as such term is defined in Regulation D promulgated under the Securities Act of 1933, as amended.

3.2 Residence. The Purchaser was offered the Units in the State listed on the signature page hereto and acknowledges that the Purchaser’s principal residence is in that State, and the Purchaser maintains the domicile in, and is not merely a temporary resident of that State.

3.3 Affiliations. The Purchaser represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a Financial Industry Regulatory Authority, Inc. member or an Associated Person (as such term is defined under the National Association of Securities Dealer’s Membership and Registration Rules, Section 1011) as of the Closing, and (c) neither the Purchaser nor any group of Purchasers (as identified in a public filing made with the Commission) of which the Purchaser is a part in connection with the Offering of the Units, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

3.4 Disclosure. The Purchaser represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any Issuer Free Writing Prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement to the Company. The Purchaser acknowledges that, prior to the delivery of this Agreement by the Purchaser to the Company, the Purchaser has received certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Purchaser by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

3.5 Power; Enforceability. (a) The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may violate the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

3.6 Conflicts. The making, execution and performance of this Agreement by the Purchaser and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter, bylaws or other organizational documents of such Purchaser, as applicable, or (ii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court, administrative agency, regulatory body, government or governmental agency or body, domestic or foreign, having jurisdiction over such Purchaser or its properties, except for any conflict, breach, violation or default which is not reasonably likely to have a material adverse effect on such Purchaser’s performance of its obligations hereunder or the consummation of the transactions contemplated hereby.

3.7 Legal Advice. The Purchaser understands that nothing in this Agreement, the Prospectus (defined below) or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

3.8 Confidential Information; Short Sales. Since the first date on which a Placement Agent contacted the Purchaser about the Offering, the Purchaser has not disclosed any information regarding the Offering to any third parties (other than its legal, accounting and other advisors) and has not engaged in any transactions involving the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities). The Purchaser covenants that it will (i) maintain the confidentiality of all information acquired as a result of the transactions contemplated herein and (ii) will not engage in any purchases or sales of the securities of the Company (including Short Sales), prior to the time that the transactions contemplated by this Agreement are publicly disclosed. The Purchaser agrees that it will not use any of the Shares acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws. For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

3.9 Offering. No offer by the Purchaser to buy Shares and Warrants will be accepted and no part of the Total Purchase Price will be delivered to the Company until the Purchaser has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or Placement Agent on behalf of the Company) sending (in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest will involve no obligation or commitment of any kind until the Purchaser has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

ARTICLE 4

REPRESENTATIONS OF THE COMPANY

4.1 The Offering. The Company represents and warrants that the offering and sale of the Shares and Warrants (the “Offering”) are being made pursuant to (a) an effective Registration Statement on Form S-3 (Registration No. 333-162019) (the “Registration Statement”) filed by the Company with the Commission, including the Prospectus contained therein (the “Base Prospectus”), (b) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed with the Commission and delivered to the Purchaser on or prior to the date hereof (each an “Issuer Free Writing Prospectus”), containing certain supplemental information regarding the Units, the terms of the Offering and the Company, and (c) a Prospectus Supplement (the “Prospectus Supplement” and, together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Units, terms of the Offering and the Company that has been or will be filed with the Commission and delivered to the Purchaser on or prior to the date hereof (or made available to the Purchaser by the filing by the Company of an electronic version thereof with the Commission).

4.2 The Company has entered into a Placement Agency Agreement, dated December 22, 2009 (the “Placement Agreement”), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Purchaser, which shall be a third party beneficiary thereof. The Company represents and warrants that a true and correct copy of the Placement Agreement is attached hereto as Exhibit B. Except with respect to the material terms and conditions of the transactions contemplated by this Agreement, the Placement Agreement and any other documents or agreements contemplated hereby or thereby, the Company confirms that neither it nor any other person acting at its request has provided the Purchaser or any other investor or its respective agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the Prospectus Supplement.

ARTICLE 5

MISCELLANEOUS

5.1 Assignment; Successors and Assigns. This Agreement may not be assigned by either party without the prior written consent of the other party. This Agreement and all provisions thereof shall be binding upon, inure to the benefit of, and are enforceable by the parties hereto and their respective successors and permitted assigns.

5.2 Governing Law. This Agreement, and the provisions, rights, obligations, and conditions set forth herein, and the legal relations between the parties hereto, including all disputes and claims, whether arising in contract, tort, or under statute, shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law provisions that would apply any other law.

5.3 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid, or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

5.4 Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission or delivery via electronic mail in pdf or tiff format shall be as effective as delivery of a manually executed counterpart hereof.

[Signature page follows]

IN WITNESS WHEREOF, this Agreement is signed and fully executed on the date indicated below.

U.S.	[PURCHASER]
Amount of Investment
(U.S. $2.12 per Unit)
By:

Name:
(Number of Units)	Title:

Address:

Facsimile No:

E-mail Address:

This Agreement is hereby confirmed and accepted by the Company as of December 22, 2009.

FAR EAST ENERGY CORPORATION

By:

	Name:	Andrew Lai

	Title:	Chief Financial Officer

EXHIBIT A

PURCHASER QUESTIONNAIRE

Pursuant to Article II of the Agreement, please provide us with the following information:

1.	The exact name that your Shares and Warrants are to be registered in. If there are multiple names, please specify the amounts which are to be registered in each name. You may use a nominee name if appropriate:

2.	The relationship between the Purchaser and the registered holder listed in response to item 1 above (if other than the Purchaser):

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares: